Exhibit 10.49

MODIFICATION NUMBER FIVE
TO MASTER LOAN AGREEMENT

THIS MODIFICATION NUMBER FIVE TO MASTER LOAN AGREEMENT (the “Agreement”), dated as of November 29, 2010 (the “Modification Number Five Effective Date”) between NP FLM L.L.C., a Delaware limited liability company, Premier NSN L.L.C., a Delaware limited liability company, Asbury Atlanta Jaguar L.L.C., a Delaware limited liability company, Asbury Atlanta LEX L.L.C., a Delaware limited liability company, CN Motors, LTD., a Florida limited partnership, C&O PROPERTIES, LTD., a Florida limited partnership, CFP Motors, LTD., a Florida limited partnership, Avenues Motors, Ltd., a Florida limited partnership, AF Motors, L.L.C., a Delaware limited liability company, ALM Motors, L.L.C., a Delaware limited liability company, Asbury-Deland Imports, L.L.C., a Delaware limited liability company, Coggin Chevrolet L.L.C., a Delaware limited liability company, Coggin Cars L.L.C., a Delaware limited liability company, CH Motors, Ltd., a Florida limited partnership, HFP Motors L.L.C., a Delaware limited liability company, Crown GPG L.L.C., a Delaware limited liability company, CROWN CHV L.L.C., a Delaware limited liability company, Crown GHO L.L.C., a Delaware limited liability company, Crown GDO L.L.C., a Delaware limited liability company, Crown RIB L.L.C., a Delaware limited liability company, Crown Motorcar Company L.L.C., a Delaware limited liability company, Asbury Automotive Atlanta L.L.C., a Delaware limited liability company, McDavid Irving-Hon, L.L.C., a Delaware limited liability company, McDavid Plano-Acra, L.L.C., a Delaware limited liability company, McDavid Austin-Acra, L.L.C., a Delaware limited liability company, McDavid Houston-Hon, L.L.C., a Delaware limited liability company, McDavid Houston-Niss, L.L.C., a Delaware limited liability company, ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C., a Delaware limited liability company and ASBURY AUTOMOTIVE ST. LOUIS, L.L.C., a Delaware limited liability company (each referred to herein individually and collectively as “Borrower”), and WELLS FARGO BANK, N.A., a national banking association, as successor by merger to Wachovia Bank, National Association (together with its successors and assigns, “WFBNA”) and WACHOVIA FINANCIAL SERVICES, INC., a North Carolina corporation (together with its successors and assigns, “WFSI”) (WFBNA and WFSI referred to herein individually and collectively as “Lender”).

RECITALS

A.Lender is the holder of certain Notes, as modified from time to time, executed and delivered by Borrower.
B.Lender is the holder of certain Notes, as modified from time to time, executed and delivered by Borrower.
C.Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth herein.

In consideration of Lender's continued extension of credit and the agreements contained herein, the parties agree as follows:
AGREEMENT
ACKNOWLEDGEMENT OF BALANCES. Borrower acknowledges that the most recent Commercial Loan Invoices sent to Borrower with respect to the Obligations under each Note is correct.
DEFINITIONS. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

MODIFICATIONS.
1.Section 1.1 “Defined Terms” of the Loan Agreement is hereby amended as follows:
(a)The following new definition of “Affiliate Entity Guarantor” is hereby added thereto:
“'Affiliate Entity Guarantor' means each Borrowing Entity Guarantor and each St. Louis Guarantor and each other Subsidiary of Asbury Automotive Group, Inc. now or hereafter guaranteeing, endorsing or otherwise becoming liable for any Obligations of Borrower.”
(b)The following new definition of “Borrowing Entity Guarantor” is hereby added thereto:
“'Borrowing Entity Guarantor' means, as to a Loan, each Borrower that is now or hereafter guaranteeing, endorsing or otherwise becoming liable for any Obligations of any other Borrower.”
(c)The definition of “Guarantor” is hereby deleted in its entirety and the following new definition of “Guarantor” is hereby substituted in lieu thereof:
“'Guarantor' means Asbury Automotive Group, Inc., each Affiliate Entity Guarantor and any other Person now or hereafter guaranteeing, endorsing or otherwise becoming liable for any Obligations of Borrower.”
(d)The definition of “Revolving Credit Facility” is hereby amended by adding the phrase “and each Affiliate Entity Guarantor” after the word “Borrower”.
(e)The definition of “Subsidiary” is hereby deleted in its entirety and the following new definition of “Subsidiary” or “Subsidiaries” is hereby substituted in lieu thereof:
“'Subsidiary' or 'Subsidiaries' means each, any and all corporations, partnerships or other entities in which a Person, directly or indirectly, owns more than fifty percent (50%) of the stock, capital or income interests, or other beneficial interests, or which are effectively controlled by such Person.”
(f)The following new definition of “South Carolina 2010 Acquisition” is hereby added thereto:
“'South Carolina 2010 Acquisition' means the purchase by Asbury South Carolina Real Estate Holdings L.L.C. of certain dealership real property located in Greenville County, South Carolina to be operated by Asbury Automotive Atlanta L.L.C., Asbury SC Toy L.L.C., Asbury SC Lex L.L.C., Asbury SC JPV L.L.C. and/or another Subsidiary of Asbury Automotive Group, Inc.”
(g)The following new definition of “South Carolina 2010 Seller Real Estate Debt” is hereby added thereto:
“'South Carolina 2010 Seller Real Estate Debt' means the Debt incurred by Asbury South Carolina Real Estate Holdings L.L.C. and guaranteed by Asbury Automotive Atlanta L.L.C., Asbury SC Toy L.L.C., Asbury SC Lex L.L.C. and Asbury SC JPV L.L.C. in connection with the South Carolina 2010 Acquisition as evidenced by a purchase money promissory note in an original aggregate principal amount not to exceed $20,000,000.00. The parties hereto acknowledge that the terms 'Debt' and 'Permitted Debt' shall be deemed to include the South Carolina 2010 Seller Real Estate Debt for all purposes under the Loan Documents, including, without limitation, for purposes of financial covenant calculations.”
2.Section 2.4.5 of the Loan Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following new sentence:
“Upon repayment in full of the Loan extended to a Borrower hereunder, such Borrower shall be released from all further liability and obligations as to such Loan under the Loan Documents (other than those obligations of Borrower that expressly survive under the Loan Documents and those obligations of Borrower as a Borrowing Entity Guarantor of any other Loan).”
3.Section 5.8 of the Loan Agreement is hereby amended by deleting the word “Guarantor” and replacing it with the name “Asbury Automotive Group, Inc.”
4.The Loan Agreement is hereby amended by adding the following new Section 5.28 thereto:
“5.28    Affiliate Entity Guarantors. As of the Modification Number Five Effective Date, each Borrowing Entity Guarantor and each St. Louis Guarantor has executed a Guaranty Agreement as to each Loan in favor of the applicable Lender substantially in the form of Exhibit 5.28 attached hereto and made a part hereof. At any time during the term of the Loans, Lender may in its sole and absolute discretion, require that any or all Subsidiaries of Asbury Automotive Group, Inc. jointly and severally guarantee the Loans pursuant to a Guaranty Agreement in favor of the applicable Lender substantially in the form of Exhibit 5.28 attached hereto and made a part hereof.”
5.Section 8.1.6 of the Loan Agreement is hereby amended by deleting the phrase “or any St. Louis Guarantor” and replacing it with the phrase “or any Affiliate Entity Guarantor”.
6.Section 8.1.11 of the Loan Agreement is hereby amended by deleting the phrase “or any St. Louis Guarantor” and replacing it with the phrase “or any Affiliate Entity Guarantor”.
7.The Loan Agreement is hereby amended by adding the attached new Exhibit 5.28.
FACILITY FEE. In connection with the modification of the Loans, Borrower shall pay to Lender contemporaneously with the execution hereof a non-refundable, fully earned facility fee in the aggregate amount of $180,887.88.
ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note, the Loan Agreement and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that no Event of Default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of the date hereof, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.
COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any Collateral since the Collateral was originally pledged; Borrower acknowledges and confirms that the Lender has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrower's Obligations, including any modification of the Note or Loan Agreement, if any, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.
MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the Jurisdiction as originally provided in the Loan Documents, without reference to the Jurisdiction's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM (A “DISPUTE”) THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (A) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (B) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. Final Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the “Arbitration Rules”) of the American Arbitration Association (the “AAA”) and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, or claims arising from documents executed in the future, but shall specifically exclude claims brought as or converted to class actions. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. Special Rules. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (a) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (b) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (c) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (d) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.
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IN WITNESS WHEREOF, the parties hereto have caused this Modification Number Five to Master Loan Agreement to be duly executed under seal as of the day and year first above written.

Property 1		CH MOTORS, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 2		CN MOTORS, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 3 BRIDGE		C&O PROPERTIES, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 4		COGGIN CARS L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 5		COGGIN CHEVROLET L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 6		AVENUES MOTORS, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 7		AF MOTORS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

And

ALM MOTORS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 8		ASBURY-DELAND IMPORTS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 9		HFP MOTORS L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 10		CFP MOTORS, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 11		CROWN GHO L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 12		CROWN GDO L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

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Property 13		CROWN GPG L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 13		CROWN CHV L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 14 BRIDGE		CROWN CHV L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 15		CROWN RIB L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 16		CROWN MOTORCAR COMPANY L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 17		ASBURY ATLANTA LEX L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 18		ASBURY ATLANTA JAGUAR L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

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Property 19		PREMIER NSN L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 20		NP FLM L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 21		ASBURY AUTOMOTIVE ATLANTA L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 22 and 23		MCDAVID IRVING-HON, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 24		ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 25		MCDAVID PLANO-ACRA, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 26, 30 and 32		MCDAVID HOUSTON-HON, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

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Property 27 and 29		MCDAVID HOUSTON-NISS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 28		MCDAVID AUSTIN-ACRA, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 33		ASBURY AUTOMOTIVE ST. LOUIS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Accepted in Winston-Salem, North Carolina:

WELLS FARGO BANK, N.A., as successor by merger to Wachovia Bank, National Association
	By:	/s/Michael Burkitt
Name: Michael Burkitt Title: Senior Vice President

WACHOVIA FINANCIAL SERVICES, INC.
	By:	/s/Michael Burkitt
Name: Michael Burkitt Title: Senior Vice President

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Exhibit 5.28

GUARANTY AGREEMENT

See attached.

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